Offerings - Offering: 1	Sep. 04, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	$700,000,000 4.650% Senior Notes due 2029
Amount Registered | shares	700,000,000
Proposed Maximum Offering Price per Unit	0.99987
Maximum Aggregate Offering Price	$ 699,909,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 103,306.57